Supplement dated May 30, 2025
to the following statutory prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Invesco - Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.37%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II, the value in the Current Expenses cell is deleted and replaced with the following: 0.47%
3. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Hartford Series Fund, Inc. - Hartford International Opportunities HLS Fund: Class IA, the value in the Current Expenses cell is deleted and replaced with the following: 0.77%
PROS-1012